UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549






                                   FORM 8-K

                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                     (Date of Report:  March 31, 1998
              Date of Earliest Event Reported: March 27, 1998)



                    Commission File Number:  33-95928


                      LS Power Funding Corporation
      (Exact name of registrant as specified in its charter)


          Delaware                                    81-0502366
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)              Identification Number)


   1105 North Market Street, Suite 1108
         Wilmington, Delaware                           19801
     (Address of principal executive offices)         (Zipcode)

                            (302) 427-8494
         (Registrant's telephone number, including area code)

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Item 4.  Change in Registrant's Certifying Accountant.

     (a) Previous Independent Accountants

     On March 27, 1998 after approval of the directors of LS Power Funding Corporation ("LS Power"), LSP-Whitewater I, Inc. (the general partner of LSP-Whitewater Limited Partnership ("Whitewater")) and LSP-Cottage Grove, Inc. (the general partner of LSP-Cottage Grove, L.P. ("Cottage Grove")),
KPMG Peat Marwick LLP ("KPMG") was dismissed as the independent public accountants for LS Power, Whitewater and Cottage Grove (collectively, the "Companies"). KPMG's reports on the financial statements of Whitewater and Cottage Grove for each of the fiscal years ending December 31, 1996 and 1995, and KPMG's reports on the balance sheets of LS Power as of December
31, 1996 and 1995 and the related statements of operations, changes in stockholders' equity, and cash flows for the year ended December 31, 1996 and for the period from inception (June 23, 1995) to December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principal, and did not have any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). During the two most recent fiscal years and through the date of this report, the Companies have had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure. The Companies have requested and received a letter from KPMG regarding the change in accountants and lack of disagreements on any matter of accounting principles or practices.

     (b) New Independent Accountants

     The Companies engaged Arthur Andersen LLP as its new independent accountants, effective as of March 27, 1998. During the two most recent fiscal years and through the date of this report, the Companies have not consulted with Arthur Andersen LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

None.

     (b) Pro Forma Financial Information.

None.

     (c) Exhibits.

         Exhibit No.                    Description of Exhibit
        ------------                    ----------------------
          16.1                   Letter, re: change in Certifying Accountant




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

                  _______________________________________

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      LS POWER FUNDING CORPORATION
                                      (Registrant)



     Date:  March 31, 1998                 /s/ JAMES R. PAGANO
                                       ----------------------------
                                       James R. Pagano
                                       Managing Director and Treasurer






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